                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)       April 15, 1999
                                                 ------------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                        Applied For
----------                                        -----------

State or other      (Commission                  (IRS Employer
jurisdiction of     File Number)                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
-------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                       (908) 686-2000
                                                           --------------
                                      n/a
               -------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5              Other Events
                    ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the April 15, 1999 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 THE MONEY STORE INC.


                                                 By: /s/ Arthur Lyon
                                                 ------------------------
                                                       Arthur Lyon
                                                   Sr. Vice President




             Dated:           04/30/99

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE APRIL 12, 1999 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                                        $5,176,241.65


    LESS: SERVICE FEE                                                                                    35,436.69
          CONTINGENCY FEE                                                                                35,436.69
          OTHER SERVICER FEES (Late Charges / Escrow)                                                    46,161.05
          UNREIMBURSED MONTHLY ADVANCES                                                                  46,667.14
                                                                                                  -----------------

                                                                                                        163,701.57
    PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                                                               0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                                        0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                                               0.00
                                                                                                  -----------------

                                                                                                              0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                                   0.00

                                                                                                  -----------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                                5,012,540.08
                                                                                                  =================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         18,833,155.52

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                         13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                                         4,064,594.25
    CLASS A-2                                                                                                 0.00
    CLASS A-3                                                                                                 0.00
    CLASS A-4                                                                                                 0.00
    CLASS A-5                                                                                                 0.00
    CLASS M-1                                                                                                 0.00
    CLASS M-2                                                                                                 0.00
    CLASS B                                                                                                   0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                                               4,064,594.25

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                          0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                          0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                          0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                            0.00
       CLASS M REALIZED LOSS AMOUNT                                                            0.00
       CLASS B REALIZED LOSS AMOUNT                                                            0.00
       AGGREGATE REALIZED LOSS AMOUNT                                                          0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                              7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                              2,180,320.78
   # OF LOANS                                                                                   136

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                        370,501.08

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                        568,245.60

9. AMOUNT OF INTEREST RECEIVED                                                         1,970,335.20

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
            MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                          0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                     141.51

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                     1,080,550.66

13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                          100,521.97
      (B) PRINCIPAL DISTRIBUTION AMOUNT                       4,064,594.25
      (C) CARRY FORWARD AMOUNT                                        0.00
      (D) MONTHLY ADVANCE                                             0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                             4,165,116.22

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                          102,015.83
      (B) PRINCIPAL DISTRIBUTION AMOUNT                               0.00
      (C) CARRY FORWARD AMOUNT                                        0.00
      (D) MONTHLY ADVANCE                                             0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                  102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                          151,630.46
      (B) PRINCIPAL DISTRIBUTION AMOUNT                               0.00
      (C) CARRY FORWARD AMOUNT                                        0.00
      (D) MONTHLY ADVANCE                                             0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                  151,630.46

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                            127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                            107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           589,216.24
         (B) PRINCIPAL DISTRIBUTION AMOUNT        4,064,594.25
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS A REMITTANCE AMOUNT                            4,653,810.49

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                            136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                            118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS M REMITTANCE AMOUNT                              254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL CLASS B REMITTANCE AMOUNT                               94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           938,699.57
         (B) PRINCIPAL DISTRIBUTION AMOUNT        4,064,594.25
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE                              0.00

         TOTAL REMITTANCE AMOUNT                                    5,003,293.82

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                     0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                                   0.00


    15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                    14,768,561.26

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   13,500,000.00

      (I) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                  160,275,561.26

16. TRIGGER EVENT CALCULATION                                                                                TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i)  EXCEEDS 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO                                  2.97%
         (ii) SENIOR ENHANCEMENT PERCENTAGE                               37.42%                      7.93%            NO

    (2)  BOTH (A) AND (B) OCCUR

            (A) EITHER (X) OR (Y) OCCUR
                (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 9%           OR                             3.11%
                (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS         $4,807,197.74              NO

             (B) EITHER (X) OR (Y) OCCUR
                  (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                         EXCEEDS 15%           OR                          3.11%
                  (Y) THE CUMULATIVE REALIZED LOSS                 $4,807,197.74              NO                       NO


                                                                                                                 -------------------
                       IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                               NO
                                                                                                                 -------------------


17. CUMULATIVE REALIZED LOSSES                                                             4,807,197.74

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                       0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                              35,436.69

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                            35,436.69

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                5,820.38

    (D) FHA PREMIUM ACCOUNT                                                                    3,425.88

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                    0.00
           (B) SECTION 5.04 (c)                                                                    0.00
           (C) SECTION 5.04 (d)(ii)                                                                0.00
           (D) SECTION 5.04 (e)                                                                    0.00
           (E) SECTION 5.04 (f)(i)                                                            70,873.38

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                 14,768,561.26        0.27101759
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                 19,745,000.00        1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                 29,277,000.00        1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                 23,496,000.00        1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                 17,989,000.00        1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                 22,500,000.00        1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                 19,000,000.00        1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                 13,500,000.00        1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                     160,275,561.26        0.80137781
    ORIGINAL POOL PRINCIPAL BALANCE                                    200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                  13.874%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                    15.424%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
         CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                   6.908%

                                                                   ---------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                      01/31/99           02/28/99          03/31/99
                                                                   ---------------------------------------------------------
                                                                         14.072%            13.879%           13.874%

23. (A) SENIOR PERCENTAGE                                                                        100.00%

    (B) CLASS B PERCENTAGE                                                                         0.00%

24. (A) SPREAD AMOUNT                                                                       7,937,730.40

    (B) SPECIFIED SUBORDINATED AMOUNT                                                      10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                        0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                                                       0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                                                       0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                         0.00
         UNPAID CLASS M REALIZED LOSS AMOUNT                                                        0.00
         UNPAID CLASS B REALIZED LOSS AMOUNT                                                        0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                              907,270.79

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                                                     3,425.88
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                        3,425.88

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                            40,099.14

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                 19,876,455.91

 30. CLAIMS FILED DURING THE DUE PERIOD                                                        39,022.11

 31. CLAIMS PAID DURING THE PERIOD                                                             40,099.14

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                         0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                            0.00

 34. OTHER INFORMATION                                                                               N/A

                                   EXHIBIT L
                    REMIC DELINQUENCIES AS OF - MARCH 31, 1999

RESIDENTIAL         OUTSTANDING         #
TRUST               DOLLARS             ACCOUNTS             RANGES             AMOUNT           NO          PCT
1998-I                  $168,213,291.66     8,567             1 TO 29 DAYS    12,394,373.26          806        7.37%
                                                             30 TO 59 DAYS     2,064,862.46          135        1.23%
                                                             60 TO 89 DAYS     1,177,631.50           97        0.70%
                                                               90 AND OVER     3,380,484.10          185        2.01%

                                                              FORECLOSURE        433,586.78           11        0.26%
                                                              REO PROPERTY             0.00            0        0.00%



                                                                    TOTALS   $19,450,938.10        1,234       11.56%
                                                                           ===========================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                       CLASS A-1          CLASS A-2               CLASS A-3               CLASS A-4        CLASS A-5
-------------------------------------------------------------------------------------------------------------------------------
(ii)                                 345.61                1,000.00                1,000.00                1,000.00   1,000.00

(vi)                                  40.01                    0.00                    0.00                    0.00       0.00

(vii)                                  6.80                    0.00                    0.00                    0.00       0.00

(viii)                                10.43                    0.00                    0.00                    0.00       0.00


(xiii)     (a)                         1.84                    5.17                    5.18                    5.43       5.98
           (b)                        74.59                    0.00                    0.00                    0.00       0.00
           (c)                         0.00                    0.00                    0.00                    0.00       0.00
           (d)                         0.00                    0.00                    0.00                    0.00       0.00


(xv)                                 271.02                1,000.00                1,000.00                1,000.00   1,000.00


(xxxv)                                 0.00                    0.00                    0.00                    0.00       0.00


SUBCLAUSE                       CLASS M-1          CLASS M-2                CLASS B
--------------------------------------------------------------------------------------------

(ii)                               1,000.00                1,000.00                1,000.00

(vi)                                   0.00                    0.00                    0.00

(vii)                                  0.00                    0.00                    0.00

(viii)                                 0.00                    0.00                    0.00


(xiii)     (a)                         6.06                    6.25                    7.00
           (b)                         0.00                    0.00                    0.00
           (c)                         0.00                    0.00                    0.00
           (d)                         0.00                    0.00                    0.00


(xv)                               1,000.00                1,000.00                1,000.00


(xxxv)                                 0.00                    0.00                    0.00